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                                                                   EXHIBIT 10.14

                              AMENDMENT NUMBER FOUR
                                     to the
         Second Amended and Restated Master Loan and Security Agreement
                            dated as of June 27, 2005
                                  by and among
                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                        NEW CENTURY FINANCIAL CORPORATION
                                       and
                      CITIGROUP GLOBAL MARKETS REALTY CORP.

          This AMENDMENT NUMBER FOUR (this "Amendment Number Four") is made this 28th day of April, 2006, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Mortgage"), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Capital"), NEW CENTURY FINANCIAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Financial") and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 ("Citigroup") to the SECOND AMENDED & RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of June 27, 2005, among NC Mortgage, NC Capital, NC Financial and Citigroup, as amended (the "Agreement").

                                    RECITALS

          WHEREAS, the parties have agreed to amend the Agreement to extend the Maturity Date and make such other modifications as more expressly set forth below.

          WHEREAS, as of the date of this Amendment Number Four, each of NC Mortgage, NC Capital and NC Financial represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the Loan Documents.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Effective as of April 30, 2006, the Agreement is hereby amended as follows:

          (a) The definition of "Collateral Value" in Section 1.01 of the Agreement is hereby amended by inserting the following new subpart at the end of subparagraph (c) thereof:

               (8) which is a NINA Loan, the outstanding principal balance of which, when added to the outstanding principal balance of all other NINA Loans then pledged to Lender in connection with an Advance, causes the aggregate

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          outstanding principal balance of all NINA Loans to exceed 5% of the
          Maximum Credit;

          (b) Section 1.01 of the Agreement shall be amended by substituting "June 15, 2006" for "April 30, 2006" in the definition of "Maturity Date" thereof; and

          (c) Section 1.01 of the Agreement shall be amended by inserting the following definition immediately after the definition of "Multiemployer Plan":

               "NINA Loan" shall mean any Mortgage Loans with respect to which the income and/or assets of the Mortgagor have not been fully verified prior to origination by the originator.

          SECTION 2. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of Citigroup's legal counsel incurred in connection with this Amendment Number Four), in accordance with Section 11.03(b) of the Agreement.

          SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

          SECTION 4. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Four, NC Capital, NC Mortgage and NC Financial hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Four, each of NC Capital, NC Mortgage and NC Financial is in full compliance with all of the terms and conditions of the Agreement and no Event of Default or material adverse change has occurred under the Agreement.

          SECTION 5. Limited Effect. This Amendment Number Four shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Four, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).


                                       -2-

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          SECTION 7. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


                                       -3-

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          IN WITNESS WHEREOF, Citigroup, NC Capital, NC Mortgage and NC
Financial have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By: /s/ Bobbie Theivakumaran
                                            ------------------------------------
                                        Name: Bobbie Theivakumaran
                                        Title: Authorized Agent


                                        NC CAPITAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NEW CENTURY FINANCIAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President